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                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Cabletron Systems, Inc.:

  We consent to the use of our report included in the Registration Statement on Form S-4 of Cabletron Systems, Inc., and to the reference to our firm under the heading "Experts" in the related Proxy Statement/Prospectus.

                                          /s/ KPMG Peat Marwick LLP

                                          KPMG Peat Marwick LLP

Boston, Massachusetts

March 9, 1998